Inventory	3 Months Ended
Nov. 30, 2021
Inventory

8.	Inventory

Inventory consists of stockpiled ore, work in progress and supplies consumed during the course of exploration development and operations. Cost represents the delivered price of the item. The following is a breakdown of items in inventory:

	November 30, 2021	August 31, 2021
Stockpiled ore	$891	$712
Work in progress	470	350
Supplies	156	117
Total Inventory	$1,517	$1,179